EXHIBIT 10.2

SUN LIFE FINANCIAL GLOBAL FUNDING II, L.P.

$900,000,000

Medium Term Notes

Unconditionally Guaranteed by

Sun Life Global Funding II, L.L.C.

Pursuant to Guarantees Secured by Funding Agreements Issued by

Sun Life Assurance COMPANY of Canada (U.S.)

PURCHASE AGREEMENT

May 15, 2006

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

Dear Sirs and Mesdames:

Sun Life Financial Global Funding II, L.P., a special purpose limited partnership formed under the laws of Delaware (the "Issuer") pursuant to the Limited Partnership Agreement, dated as of April 11, 2006 (as amended and restated by the Amended and Restated Limited Partnership Agreement dated as of May 15, 2006 and as it may be further amended, supplemented, modified, restated, or replaced from time to time, the "LP Agreement") between Sun Life Financial Inc., a financial services company organized under the laws of Canada (the "Initial Limited Partner") and 2097261 Ontario Inc., a corporation organized under the laws of Ontario, Canada (the "Initial General Partner"), in connection with the medium term notes program (the "Program") of the Issuer described in the Offering Memorandum dated May 15, 2006 (as supplemented, amended or restated from time to time, including the documents and financial statements incorporated by reference therein, the "Basic Offering Memorandum", it being understood that, unless otherwise noted, the filing by the Company (as defined below) of documents incorporated by reference into the Basic Offering Memorandum shall be considered an amendment of the Basic Offering Memorandum), confirms to the parties its agreement with Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and each other institution named on Schedule I hereto (each, an "Initial Purchaser") with respect to the issue and sale from time to time by the Issuer of one or more series of its medium-term notes, due five years and one day or more from the date of issue (the "Notes").

Sun Life Financial Global Funding II, U.L.C., a special purpose unlimited company formed under the laws of the Province of Nova Scotia (the "ULC") pursuant to the Articles of Association, dated as of April 11, 2006 (as amended, supplemented, modified, restated, or replaced from time to time, the "Articles of Association") and the Memorandum of Association, dated as of April 11, 2006 (as amended, supplemented, modified, restated or replaced from time to time, together with the Articles of Association, the "ULC Organizational Documents") confirms to the parties its agreement to sell one or more series of preferred shares ("Preferred ULC Shares") and one or more common shares ("Common ULC Shares") to the Issuer in connection with each issuance and sale of Notes under the Program; provided that the Issuer shall only have one series of Notes and the ULC shall have only one series of Preferred ULC Shares outstanding any one time.

Sun Life Financial Global Funding II, L.L.C., a special purpose limited liability company formed under the laws of Delaware (the "LLC" and together with the ULC and the Issuer, the "Indenture Parties") pursuant to the Limited Liability Company Agreement, dated as of April 11, 2006 (as amended and restated by the Amended and Restated Limited Liability Company Agreement dated as of May 15, 2006 and as it may be further amended, supplemented, modified, restated, or replaced from time to time, the "LLC Agreement") confirms to the parties its agreement to sell one or more series of preferred shares ("Preferred LLC Shares") and one or more common shares ("Common LLC Shares") to the ULC in connection with each issuance and sale of Notes under the Program; provided that the LLC shall have only one series of Preferred LLC Shares outstanding any one time.

Sun Life Assurance Company of Canada (U.S.), a stock life insurance company incorporated under the laws of Delaware (the "Company") confirms its agreement with the parties to sell to the LLC in connection with each issuance and sale of Notes under the Program one or more funding agreements (each, a "Funding Agreement"). The agreements of the Indenture Parties and the Company heretofore confirmed are all according to the terms and conditions hereof and of each applicable Terms Agreement (as defined herein), and as set forth in the LLC Agreement, the ULC Organizational Documents and the LP Agreement.

As of the date hereof, (i) pursuant to the LP Agreement, the Issuer is authorized to issue and sell Notes under the Program and (ii) pursuant to the Offering Memorandum, the aggregate principal amount of the Notes outstanding at any time is limited to U.S. $900,000,000. The Issuer intends to sell the Notes to the Initial Purchasers pursuant to the terms of this agreement. The aggregate initial offering price may be modified from time to time. Each Series (as defined below) of Notes will be issued pursuant to the provisions of an indenture dated as of May 15, 2006 between the Indenture Parties and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee") (as it may be supplemented or amended from time to time, the "Indenture") and with respect to each Series of Notes, a series indenture entered into among the Indenture Parties and the Trustee (each, a "Series Indenture"). The Notes may be issued in separate series (each, a "Series"), each of which may be comprised of one or more tranches (each, a "Tranche") issued within six months from the issue date of the first Tranche of the applicable Series of Notes. Each Note of a Series will bear interest at a floating rate specified in the applicable Pricing Supplement (as defined herein) (the "Floating Rate"). The Notes of each Series will all be subject to identical terms, except that the issue date, the issue price, the amount of the first payment of interest, the date of the first payment of interest, and any other term specified in an applicable Pricing Supplement may be different in respect of different Tranches of the applicable Series of Notes. Unless otherwise specified in one or more applicable Pricing Supplements, the Notes of each Tranche will all be subject to identical terms in all respects.

The Initial Purchasers include those institutions named in Schedule I hereto and any institution appointed as an Initial Purchaser pursuant to Section 20 below. If any institution is appointed as an Initial Purchaser only with respect to a particular Series of Notes, such institution shall only be an Initial Purchaser with respect to such Series of Notes.

In connection with the offering of Notes, the Issuer and, in connection with the sales of the Funding Agreements, the Company have prepared the Basic Offering Memorandum and, in connection with each sale of Notes under the Program, the Issuer will have prepared a preliminary pricing supplement, including pricing information specifically relating to the Notes (as supplemented, amended or restated from time to time, the "Preliminary Pricing Supplement") and a final pricing supplement (as supplemented, amended or restated from time to time, the "Final Pricing Supplement" and, together with the Preliminary Pricing Supplement, each a "Pricing Supplement") including the terms of the Notes and the terms of the offering of such Notes.

For purposes of this Agreement, "Time of Sale Memorandum" means the Basic Offering Memorandum and each applicable Preliminary Pricing Supplement last used before the Applicable Time (as defined below) together with the pricing terms and together with any writings that the parties expressly agree in writing to treat as part of the Time of Sale Memorandum, if any, identified in Schedule I to the applicable Terms Agreement as of the time specified in such Terms Agreement (the "Applicable Time"). The term "Offering Memorandum" shall, with respect to the Notes of a particular Series, mean the Basic Offering Memorandum and each applicable Final Pricing Supplement.

The Notes will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"). Each Initial Purchaser has advised the Issuer that each such Initial Purchaser will make offers and sales of the Notes hereunder on the terms set forth in the Offering Memorandum solely to persons who are both "qualified institutional buyers" (as defined in Rule 144A under the Securities Act ("Qualified Institutional Buyers")) and "qualified purchasers" (as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (the "1940 Act") and related rules ("Qualified Purchasers")), in each case purchasing for its own account or the account of a Qualified Institutional Buyer/Qualified Purchaser as to which the purchaser exercises sole investment discretion, in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A in accordance with applicable laws, and in accordance with the restrictions imposed by the Indenture, the applicable Series Indenture and each applicable Note Certificate (as defined in the Indenture) and in accordance with the procedures and requirements set forth in the Indenture and the applicable Series Indenture.

    . Appointment as Initial Purchasers; Purchases of Notes.
      Appointment. Subject to the terms and conditions stated herein, the Issuer hereby agrees that Notes will be sold exclusively to the Initial Purchasers pursuant to the terms of this agreement and each relevant Terms Agreement. The Issuer agrees that it will not appoint any other banks to assist it in the placement of the Notes except additional Initial Purchasers appointed in accordance with Section 20 and such other initial purchasers to which the Initial Purchasers consent in writing.
      Sale of Notes. The Issuer shall not sell any Notes if such sale shall cause the aggregate principal amount of Notes then outstanding to exceed the aggregate principal amount of Notes that can be offered under the Basic Offering Memorandum as such aggregate principal amount may be modified from time to time pursuant to the proper authorization by the Issuer of any such modification and the appropriate modification of the Basic Offering Memorandum. The Initial Purchasers shall have no responsibility for maintaining records with respect to the aggregate outstanding principal amount of Notes, or of otherwise monitoring the availability of Notes for sale.
      Purchases as Principal. The Initial Purchasers shall not have any obligation to purchase Notes from the Issuer as principal. However, the Initial Purchasers, individually or in a syndicate, may agree from time to time to purchase Notes from the Issuer as principal for resale to investors determined by such Initial Purchasers. Any purchase of Notes from the Issuer by an Initial Purchaser as principal shall be made in accordance with Section 4 hereof.
    . Issuance of Notes; Preferred ULC Shares; Preferred LLC Shares; Funding Agreements; Secured Guarantees; Security Agreements; Swap Agreements; Issuance Contributions; Demand Notes.
      Issuance of Notes. The Issuer will issue the Notes in one or more Series. Subject to the restrictions described in the Time of Sale Memorandum and the Offering Memorandum, each Series of Notes may be comprised of one or more Tranches issued on different issue dates within 6 months from the issue date of the first Tranche of the applicable Series of Notes.
      Preferred ULC Shares, Preferred LLC Shares and Funding Agreements. In connection with the offering of each Tranche of Notes:
        The Initial Limited Partner will contribute additional capital to the Issuer (an "Expense Capital Contribution") in an amount equal to the underwriting discounts and commissions of the Initial Purchasers and the other expenses of the Initial Purchasers and other service providers relating to the issuance of such Tranche as set forth in the applicable Terms Agreement (the "Issuance and Maintenance Expenses") and the Issuer will pay such Issuance and Maintenance Expenses directly to the Initial Purchasers and such other service providers.
        The Issuer will use the gross proceeds received from the offering of each Series of Notes to acquire a series of preferred shares of the ULC (the "Preferred ULC Shares"), having a liquidation amount (denominated in Canadian dollars) equal to the difference between (A) the sum of the products of: (x) the principal amount of each tranche of the related Series of Notes and (y) the noon rate of exchange between U.S. and Canadian dollars (expressed in Canadian dollars, converted from U.S. dollars) as reported by the Bank of Canada (the "Spot Exchange Rate") as of the issue date of such tranche and (B) the product of (i) the sum of the amount of any Covered Amount ULC Dividends (together with any related Additional Amount ULC Dividends, if any, paid in the first quarter of any calendar year) and the amount of any Unencumbered ULC Dividends (to the extent that they exceed after-tax earnings and profits of the ULC net of any Pledged ULC Dividends) previously paid in respect of such series, multiplied by (ii) the Spot Exchange Rate as of the applicable payment date thereof (without any deduction for commissions or any other charges for the foreign currency or exchange); which liquidation amount shall be payable in U.S. dollars based on the Spot Exchange Rate as of the applicable redemption date (without any deduction for commissions or any other charges for the foreign currency translation or exchange).
        The ULC will use the proceeds received from the sale of each series of Preferred ULC Shares to acquire the applicable series of preferred shares from the LLC (the "Preferred LLC Shares"), having a liquidation amount (denominated in Canadian dollars) equal to the difference between (A) the sum of the products of: (x) the principal amount of each tranche of the related Series of Notes and (y) the Spot Exchange Rate as of the issue date of such tranche and (B) the product of (i) the sum of the amount of any Covered Amount LLC Dividends (together with any related Additional Amount LLC Dividends, if any, paid in the first quarter of any calendar year) and the amount of any Unencumbered LLC Dividends (to the extent that they exceed after-tax earnings and profits of the LLC net of any Pledged LLC Dividends) previously paid in respect of such series, multiplied by (ii) the Spot Exchange Rate as of the applicable payment date thereof (without any deduction for commissions or any other charges for the foreign currency or exchange); which liquidation amount shall be payable in U.S. dollars based on the Spot Exchange Rate as of the applicable redemption date (without any deduction for commissions or any other charges for the foreign currency translation or exchange). Liquidation distributions shall be payable out of any assets of the LLC legally available therefor other than, prior to the termination of the LP Swap Agreement, payment of all amounts thereunder and in accordance with the terms thereof, the LP Swap Collateral.
        The LLC will use the proceeds from the sale of each series of Preferred LLC Shares to acquire from the Company one or more Funding Agreements having an aggregate principal amount equal to the aggregate principal amount of the applicable Series of Notes and bearing a floating rate of interest equal to the sum of (x) the Floating Rate of the applicable Series of Notes and (y) the excess of the interest rate payable under such Funding Agreement over the Floating Rate for the related Series of Notes (the "FA Spread Rate"), in each case as set forth in the applicable Terms Agreement.
      Secured Guarantees and Security Agreements. In connection with the issuance of the first tranche of each Series of Notes:
        The LLC will execute (x) a guarantee (a "Secured Guarantee") pursuant to which the LLC will unconditionally guarantee all payment obligations of the Issuer under the applicable Series of Notes, and (y) a pledge, assignment and security agreement (an "LLC Security Agreement") pursuant to which the LLC will pledge, collaterally assign and grant a security interest in the applicable Secured Guarantee Collateral (as set forth in the applicable Terms Agreement) to secure its obligations under the applicable Secured Guarantee; and
        The Indenture Parties and the Indenture Trustee will enter into a Series Indenture pursuant to which, among other things: (1) the Issuer will grant a security interest in the applicable Issuer Collateral (as set forth in the applicable Terms Agreement) and (2) the ULC will grant a security interest in the applicable ULC Collateral (as set forth in the applicable Terms Agreement), in each case to secure the obligations of the Issuer under the applicable Series of Notes.
      Swap Agreements. In connection with the issuance of the first tranche of each Series of Notes:
        The Company and the LLC will enter into a U.S. dollar interest rate swap master agreement (including the schedule thereto and each confirmation evidencing the terms of each agreement thereunder, each, an "LLC Swap Agreement", and each such confirmation, an "LLC Swap Confirmation"), pursuant to which, on each date which is two business days prior to any interest payment date for the related Series of Notes (each, an "LLC Swap Payment Date"), the Company will be obligated to pay to the LLC interest at a predetermined fixed rate specified in the applicable LLC Swap Confirmations" (the "Fixed Rate") on a notional amount equal to the principal amount of the related Series of Notes (each aggregate interest amount with respect to the LLC Swap Confirmations governed by the same LLC Swap Agreement, a "Fixed Amount") and the LLC will be obligated to pay to the Company interest at the Floating Rate of the applicable Series of Notes on a notional amount equal to the principal amount of such Series of Notes (each aggregate interest amount with respect to the LLC Swap Confirmations governed by the same LLC Swap Agreement, a "Floating Amount"). All payment obligations under an LLC Swap Confirmation will be subject to netting and setoff and payment obligations under LLC Swap Confirmations governed by the same LLC Swap Agreement may be netted or set off against each other. Accordingly, as of each LLC Swap Payment Date under an LLC Swap Confirmation: (i) the net payment obligation of the LLC thereunder will be equal to the excess, if any, of the Floating Amount over the Fixed Amount payable as of such LLC Swap Payment Date (an "LLC Swap Amount") and (ii) the net payment obligation of the Company thereunder will be equal to the excess, if any, of the Fixed Amount over the Floating Amount payable as of such LLC Swap Payment Date (an "SLUS Swap Amount"); and
        The Issuer and an unrelated swap counterparty rated at least "A-1" by Standard & Poor's and "P-1" by Moody's (the "Swap Counterparty") will enter into a U.S. dollar interest rate swap master agreement (including the schedule thereto and each confirmation evidencing the terms of each agreement thereunder, each, an "LP Swap Agreement", and each such confirmation, an "LP Swap Confirmation"), pursuant to which, on each LLC Swap Payment Date under the related LLC Swap Agreement (each, an "LP Swap Payment Date"), the Issuer will be obligated to pay to the Swap Counterparty an amount in U.S. dollars equal to the applicable Fixed Amount and the Swap Counterparty will be obligated to pay to the Issuer an amount in U.S. dollars equal to the applicable Floating Amount. All payment obligations under an LP Swap Confirmation will be subject to netting and setoff and payment obligations under LP Swap Confirmations governed by the same LP Swap Agreement may be netted or set off against each other. Accordingly, as of each LP Swap Payment Date under an LP Swap Confirmation: (i) the net payment obligations of the Swap Counterparty thereunder will be equal to the related LLC Swap Amount and (ii) the net payment obligation of the Issuer thereunder will be equal to the related SLUS Swap Amount.
      Issuance Contributions. Immediately prior to the issuance of each Tranche of Notes:
        The Initial Limited Partner will contribute to the capital of the Issuer an amount as set forth in the applicable Terms Agreement (each, an "LP Issuance Contribution");
        The Issuer will use each LP Issuance Contribution to acquire Common ULC Shares for the aggregate purchase price equal to such LP Issuance Contribution (each, a "ULC Issuance Contribution") as set forth in the applicable Terms Agreement; and
        The ULC will use each ULC Issuance Contribution to acquire Common LLC Shares for the aggregate purchase price equal to such ULC Issuance Contribution (each, an "LLC Issuance Contribution") as set forth in the applicable Terms Agreement.
      Unencumbered Demand Note. In connection with the issuance of the first Tranche of Notes under the Program, the LLC will use the LLC Issuance Contribution plus $1,990,000 to acquire from the Company a promissory note payable on demand (the "Unencumbered Demand Note") with a principal amount equal to the purchase price paid by the LLC. In connection with any subsequent issuance of Notes, the LLC will deposit the LLC Issuance Contribution with the Company in consideration of an increase in the principal amount of the Unencumbered Demand Note in an amount equal to such LLC Issuance Contribution.
      PDN Security Agreement. In connection with the issuance of the Pledged Demand Note (as defined in the Indenture), the LLC will execute a security agreement (the "PDN Security Agreement") pursuant to which the LLC will grant a security interest in the Covered Amounts Collateral (as defined in the PDN Security Agreement), to secure the obligations of the Issuer under all Series of Notes in connection with deficiencies resulting from an assessment of tax (including any deficiency interest) against the Issuer that relates solely to interest paid on the Notes of any Series not being deductible by the Issuer, in whole or in part, for United States federal and/or state income tax purposes or franchise tax purposes (a "Covered Amount").
    . Representations and Warranties.

    Any representation or warranty in this Section 3 (i) made with respect to the Basic Offering Memorandum shall be deemed to be given on each applicable Representation Date (as defined below) other than the period from and including the Applicable Time for a Tranche of Notes to and including the Settlement Date for such Tranche of Notes, (ii) made with respect to the Time of Sale Memorandum shall be deemed to be given on each applicable Representation Date from and including the Applicable Time for such Tranche of Notes to but excluding any Representation Date from and after the time the Offering Memorandum for such Tranche of Notes is available, and (iii) made with respect to the Offering Memorandum shall be deemed to be given from and including each applicable Representation Date on which such Offering Memorandum is available to and including the Settlement Date for such Tranche of Notes.

      The Issuer hereby represents and warrants, notwithstanding anything to the contrary in this Agreement, (i) as of the date hereof to the Company and all Initial Purchasers, (ii) as of any date the Basic Offering Memorandum shall be amended or supplemented (other than any amendment or supplement from and including the Applicable Time relating to a Tranche of Notes to and including the Settlement Date for such Tranche of Notes) to the Company and all Initial Purchasers, (iii) as of the Applicable Time relating to the purchase of any Tranche of Notes to the Company and the Initial Purchaser(s) for such Tranche of Notes, (iv) as of any date the Time of Sale Memorandum for a Tranche of Notes is amended or supplemented before the Offering Memorandum with respect to such Tranche of Notes becomes available to the Company and the Initial Purchaser(s) for such Tranche of Notes, (v) as of any date the Offering Memorandum for a Tranche of Notes is amended or supplemented prior to the Settlement Date (as defined below) to the Company and the Initial Purchaser(s) for such Tranche of Notes and (vi) as of the date of delivery of such Tranche of Notes to the Company and the Initial Purchaser(s) for such Tranche of Notes (the date of each such delivery to such Initial Purchaser(s) is referred to herein as a "Settlement Date") (each of the times referenced above is referred to herein as a "Representation Date"), as follows (provided, however, that the Issuer makes no representation, warranty or covenant in this agreement or otherwise with respect to any actions or omissions of any Initial Purchaser or any of its affiliates or any persons acting on its or their behalf under this Agreement or otherwise):
        Due Formation and Good Standing of the Issuer. The Issuer is a limited partnership, duly formed under Delaware law pursuant to the LP Agreement and the filing of a certificate of limited partnership with the Delaware Secretary of State, which is validly existing and in good standing as a limited partnership under the laws of the State of Delaware.
        Accuracy of Representations. Each of the Basic Offering Memorandum, the Time of Sale Memorandum and the Offering Memorandum does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum, as the case may be, made in reliance upon and in conformity with any written information furnished by any of the Initial Purchasers expressly for use in such Basic Offering Memorandum, Time of Sale Memorandum or Offering Memorandum (or any amendments or supplements thereto), which information is specified in a letter to the Issuer and signed by the applicable Purchaser (the "Initial Purchasers Information Letter").
        Issuer Financial Information. The financial information of the Issuer included in the Basic Offering Memorandum, the Time of Sale Memorandum and the Offering Memorandum under the Caption "Capitalization of the Issuer" presents fairly in all material respects the information shown therein and has been prepared in conformity with generally accepted accounting principles in the United States ("U.S. GAAP").
        No Material Changes. Since the respective dates as of which information is given in the Basic Offering Memorandum and the Time of Sale Memorandum with respect to the Issuer, except as otherwise stated therein, (1) there has been no event or occurrence that would result in a material adverse effect on the condition (financial or otherwise) of the Issuer or on the power or ability of the Issuer to perform its obligations under this Agreement, the Indenture, any Series Indenture, the LP Agreement, any LP Swap Agreement, the Notes and any other applicable agreement or instrument entered into or issued or to be entered into or issued by the Issuer in connection with the transactions contemplated by the Time of Sale Memorandum (collectively, the "Issuer Program Documents") or to consummate the transactions to be consummated by it as contemplated in the Time of Sale Memorandum (an "Issuer Material Adverse Effect") and (2) there have been no transactions entered into by the Indenture Parties, other than those contemplated in the Time of Sale Memorandum and the Issuer Program Documents which are material to the Issuer.
        Authorization of the Issuer Program Documents. The Issuer Program Documents have been duly authorized, executed and delivered by the Issuer and will each be a valid and legally binding agreement of the Issuer enforceable against the Issuer in accordance with its terms, as applicable, except as enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and (b) with respect to Section 9, Section 10 and Section 16, and any provisions with respect to penalties, or the forfeiture or waiver of rights in, this Agreement, limitations imposed by public policy; the applicable Notes have been duly authorized pursuant to the LP Agreement for offer, sale, issuance and delivery pursuant to this Agreement and, when issued, authenticated and delivered in the manner provided for in the Indenture and the applicable Series Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); the applicable Notes will be substantially in a form contemplated by the Indenture.
        Descriptions of the Issuer Program Documents. The Issuer Program Documents conform in all material respects to the statements, if any, relating thereto contained in the Basic Offering Memorandum and the Time of Sale Memorandum.
        Absence of Defaults and Conflicts. The Issuer is not in violation of its certificate of limited partnership. The Issuer is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan or credit agreement, note, lease or other agreement or instrument to which the Issuer is a party or by which the Issuer may be bound or to which any of the property or assets of the Issuer is subject (the "Issuer Agreements and Instruments"), except for such violations or defaults that would not, individually or in the aggregate, result in an Issuer Material Adverse Effect; and the execution, delivery and performance by the Issuer of the Issuer Program Documents, the consummation by the Issuer of the transactions contemplated in the Time of Sale Memorandum and the Offering Memorandum to be consummated by it (including the issuance and sale of the Notes and the use of proceeds therefrom as described in the Time of Sale Memorandum and the Offering Memorandum) and the compliance by the Issuer with its obligations hereunder and under the Issuer Program Documents, have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or the passage of time or both, to the best of its knowledge conflict with or constitute a breach of, or default or event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Issuer under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Issuer generally pursuant to any Issuer Agreements and Instruments, nor will such action result in any violation of the Issuer's certificate of limited partnership, and, to its knowledge, the Issuer is not in default in the performance or observance of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Issuer or any of its assets, properties or operations except for such defaults that would not, individually or in the aggregate, have an Issuer Material Adverse Effect; provided, however, that each such law, statute, rule, regulation, judgment, order, writ or decree is in writing; and provided further that the Issuer makes no representations, warranties or covenants with respect to any insurance law, statute, rule, regulation, judgment, order, writ or decree.
        Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer, which may reasonably be expected to result in an Issuer Material Adverse Effect, or which may reasonably be expected to materially and adversely affect the performance by the Issuer of its obligations hereunder; and the aggregate of all pending legal or governmental proceedings, if any, to which the Issuer is a party or of which any of its assets, properties or operations is subject which are not described in the Basic Offering Memorandum and the Time of Sale Memorandum, including ordinary routine litigation incidental to the business, may not reasonably be expected to result in an Issuer Material Adverse Effect.
        Possession of Licenses and Permits. The Issuer possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; the Issuer is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in an Issuer Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in an Issuer Material Adverse Effect; and the Issuer has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in an Issuer Material Adverse Effect.
        No Filings, Regulatory Approvals etc. No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Issuer of the Issuer Program Documents or for the performance by the Issuer of the transactions contemplated to be performed by it in the Issuer Program Documents, except as may be required by insurance laws of various jurisdictions in connection with the offer and sale of the Notes; provided, however, notwithstanding anything to the contrary in this Agreement, the Issuer does not make any representations, warranties or covenants with respect to applicable non-United States securities laws or state securities or Blue Sky laws of the various states and any related regulations, rulings, policies and guidelines in connection with the offer, distribution, purchase, sale, resale, transfer or agreement of the Notes or any Funding Agreement.
        Investment Company Act. The Issuer is not, and after giving effect to the offering and sale of the Notes of each applicable Tranche and the application of the net proceeds therefrom, as described in the Basic Offering Memorandum and the Time of Sale Memorandum, the Issuer will not be, required to register as an "investment company" under the 1940 Act.
        No Integration; No General Solicitation. Neither the Issuer nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") has directly, or through any agent (other than any Initial Purchaser, its Affiliates or any person acting on its or their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes of the applicable Tranche in a manner that would require the registration of the Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Notes of the applicable Tranche, (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
        Registration Under Securities Act; Qualification Under Trust Indenture Act. Assuming compliance by the Initial Purchasers with their representations, warranties, covenants and agreements set forth herein and in each applicable Terms Agreement, it is not necessary in connection with the offer, sale and delivery of any Notes by the Issuer in the manner contemplated by this Agreement to register the Notes under the Securities Act or to qualify the Indenture or the applicable Series Indenture pursuant to which such Notes were issued under the Trust Indenture Act of 1939, as amended.
        Rule 144A. The Notes issued by the Issuer satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.
        Reasonable Belief. Based in part upon the representations, warranties and covenants of the Initial Purchasers provided herein and in the applicable Terms Agreement, the Issuer has a reasonable belief that, at the issue date of each Tranche of a Series of Notes, the initial sale and subsequent transfer of such Notes will be limited to persons who are Qualified Institutional Buyers/Qualified Purchasers at the time they acquire such Notes.
        Security Interests. With respect to each Settlement Date for the first Tranche of a Series of Notes, pursuant to the Indenture and the applicable Series Indenture the Issuer has granted or will grant, in favor of the Indenture Trustee a security interest in the applicable Issuer Collateral (each as defined in the Indenture) and as of the date of issuance of the applicable Tranche of Notes, such security interest will be a first priority perfected security interest in favor of the Indenture Trustee.
      The ULC hereby represents and warrants as of each Representation Date (provided, however, that the ULC makes no representation, warranty or covenant in this agreement or otherwise with respect to any actions or omissions of any Initial Purchaser or any of its affiliates or any persons acting on its or their behalf under this Agreement or otherwise):
        Due Formation and Good Standing of the ULC. The ULC is an unlimited company, duly formed under the laws of the Province of Nova Scotia, Canada pursuant to the ULC Organizational Documents, which is validly existing and in good standing as an unlimited company under the laws of the Province of Nova Scotia, Canada.
        ULC Financial Information. The financial information of the ULC included in the Basic Offering Memorandum, the Time of Sale Memorandum and the Offering Memorandum under the Caption "Capitalization of the ULC" presents fairly in all material respects the information shown therein and has been prepared in conformity with U.S. GAAP.
        No Material Changes. Since the respective dates as of which information is given in the Basic Offering Memorandum and the Time of Sale Memorandum with respect to the ULC, except as otherwise stated therein, (1) there has been no event or occurrence that would result in a material adverse effect on the condition (financial or otherwise) of the ULC or on the power or ability of the ULC to perform its obligations under this Agreement, the Indenture, any Series Indenture, the Notes and any other applicable agreement or instrument entered into or issued or to be entered into or issued by the ULC in connection with the transactions contemplated by the Time of Sale Memorandum (collectively, the "ULC Program Documents") or to consummate the transactions to be consummated by it as contemplated in the Time of Sale Memorandum (a "ULC Material Adverse Effect") and (2) there have been no transactions entered into by the ULC, other than those contemplated in the Offering Memorandum and the ULC Program Documents which are material to the ULC.
        Authorization of the ULC Program Documents. The ULC Program Documents have been duly authorized, executed and delivered by the ULC and will each be a valid and legally binding agreement of the ULC enforceable against the ULC in accordance with its terms, as applicable, except as enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and (b) with respect to Section 9, Section 10 and Section 16, and any provisions with respect to penalties, or the forfeiture or waiver of rights in, this Agreement, limitations imposed by public policy; the applicable Notes have been duly authorized pursuant to the LP Agreement for offer, sale, issuance and delivery pursuant to this Agreement and, when issued, authenticated and delivered in the manner provided for in the Indenture and the applicable Series Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of the ULC, enforceable against the ULC in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); the applicable Notes will be substantially in a form contemplated by the Indenture.
        Descriptions of the ULC Program Documents. The ULC Program Documents conform in all material respects to the statements, if any, relating thereto contained in the Basic Offering Memorandum and the Time of Sale Memorandum.
        Absence of Defaults and Conflicts. The ULC is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan or credit agreement, note, lease or other agreement or instrument to which the ULC is a party or by which the ULC may be bound or to which any of the property or assets of the ULC is subject (the "ULC Agreements and Instruments"), except for such violations or defaults that would not, individually or in the aggregate, result in a ULC Material Adverse Effect; and the execution, delivery and performance by the ULC of the ULC Program Documents, the consummation by the ULC of the transactions contemplated in the Time of Sale Memorandum and the Offering Memorandum to be consummated by it and the compliance by the ULC with its obligations hereunder and under the ULC Program Documents, have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or the passage of time or both, to the best of its knowledge conflict with or constitute a breach of, or default or event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the ULC under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the ULC generally pursuant to any ULC Agreements and Instruments and, to its knowledge, the ULC is not in default in the performance or observance of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Issuer or any of its assets, properties or operations except for such defaults that would not, individually or in the aggregate, have a ULC Material Adverse Effect; provided, however, that each such law, statute, rule, regulation, judgment, order, writ or decree is in writing; and provided further that the ULC makes no representations, warranties or covenants with respect to any insurance law, statute, rule, regulation, judgment, order, writ or decree.
        Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the ULC threatened, against or affecting the ULC, which may reasonably be expected to result in a ULC Material Adverse Effect, or which may reasonably be expected to materially and adversely affect the performance by the ULC of its obligations hereunder; and the aggregate of all pending legal or governmental proceedings, if any, to which the ULC is a party or of which any of its assets, properties or operations is subject which are not described in the Basic Offering Memorandum and Time of Sale Memorandum, including ordinary routine litigation incidental to the business, may not reasonably be expected to result in an ULC Material Adverse Effect.
        Possession of Licenses and Permits. The ULC possesses such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; the ULC is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a ULC Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a ULC Material Adverse Effect; and the ULC has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a ULC Material Adverse Effect.
        No Filings, Regulatory Approvals etc. No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the ULC of the ULC Program Documents or for the performance by the ULC of the transactions contemplated to be performed by it in the ULC Program Documents, except as may be required by insurance laws of various jurisdictions in connection with the offer and sale of the Notes; provided, however, notwithstanding anything to the contrary in this Agreement, the ULC does not make any representations, warranties or covenants with respect to applicable non-United States securities laws or state securities or Blue Sky laws of the various states and any related regulations, rulings, policies and guidelines in connection with the offer, distribution, purchase, sale, resale, transfer or agreement of the Notes or any Funding Agreement.
        Investment Company Act. The ULC is not, and after giving effect to the offering and sale of any Common ULC Shares or any Preferred ULC Shares, and the application of the net proceeds therefrom as described in the Basic Offering Memorandum and the Time of Sale Memorandum, the ULC will not be, required to register as an "investment company" under the 1940 Act.
        Security Interests. With respect to each Settlement Date for the first Tranche of a Series of Notes, pursuant to the Indenture and the applicable Series Indenture the ULC has granted or will grant, in favor of the Indenture Trustee a security interest in the applicable ULC Collateral (as defined in the Indenture) under applicable law and as of the date of issuance of the applicable Tranche of Notes, such security interest will be a first priority perfected security interest in favor of the Indenture Trustee.
      The LLC hereby represents and warrants as of each Representation Date (provided, however, that the LLC makes no representation, warranty or covenant in this agreement or otherwise with respect to any actions or omissions of any Initial Purchaser or any of its affiliates or any persons acting on its or their behalf under this Agreement or otherwise):
        Due Formation and Good Standing of the LLC. The LLC is a limited liability company, duly formed under Delaware law pursuant to the LLC Agreement and the filing of a certificate of formation with the Delaware Secretary of State, which is validly existing and in good standing as a limited liability company under the laws of the State of Delaware.
        LLC Financial Information. The financial information of the LLC included in the Basic Offering Memorandum, the Time of Sale Memorandum and the Offering Memorandum under the Caption "Capitalization of the LLC" presents fairly in all material respects the information shown therein and has been prepared in conformity with U.S. GAAP.
        No Material Changes. Since the respective dates as of which information is given in the Basic Offering Memorandum and the Time of Sale Memorandum with respect to the LLC, except as otherwise stated therein, (1) there has been no event or occurrence that would result in a material adverse effect on the condition (financial or otherwise) of the LLC or on the power or ability of the LLC to perform its obligations under this Agreement, the Indenture, any Series Indenture, the Notes and any other applicable agreement or instrument entered into or issued or to be entered into or issued by the LLC in connection with the transactions contemplated by the Time of Sale Memorandum (collectively, the "LLC Program Documents") or to consummate the transactions to be consummated by it as contemplated in the Time of Sale Memorandum (an "LLC Material Adverse Effect") and (2) there have been no transactions entered into by the LLC, other than those contemplated in the Time of Sale Memorandum and the LLC Program Documents which are material to the LLC.
        Authorization of the LLC Program Documents. The LLC Program Documents have been duly authorized, executed and delivered by the LLC and will each be a valid and legally binding agreement of the LLC enforceable against the LLC in accordance with its terms, as applicable, except as enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and (b) with respect to Section 9, Section 10 and Section 16, and any provisions with respect to penalties, or the forfeiture or waiver of rights in, this Agreement, limitations imposed by public policy; the applicable Notes have been duly authorized pursuant to the LP Agreement for offer, sale, issuance and delivery pursuant to this Agreement and, when issued, authenticated and delivered in the manner provided for in the Indenture and the applicable Series Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of the LLC, enforceable against the LLC in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); the applicable Notes will be substantially in a form contemplated by the Indenture.
        Descriptions of the LLC Program Documents. The LLC Program Documents conform in all material respects to the statements, if any, relating thereto contained in the Basic Offering Memorandum and the Time of Sale Memorandum.
        Absence of Defaults and Conflicts. The LLC is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan or credit agreement, note, lease or other agreement or instrument to which the LLC is a party or by which the LLC may be bound or to which any of the property or assets of the LLC is subject (the "LLC Agreements and Instruments"), except for such violations or defaults that would not, individually or in the aggregate, result in an LLC Material Adverse Effect; and the execution, delivery and performance by the LLC of the LLC Program Documents, the consummation by the LLC of the transactions contemplated in the Time of Sale Memorandum and the Offering Memorandum to be consummated by it and the compliance by the LLC with its obligations hereunder and under the LLC Program Documents, have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or the passage of time or both, to the best of its knowledge conflict with or constitute a breach of, or default or event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the LLC under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the LLC generally pursuant to any LLC Agreements and Instruments and, to its knowledge, the LLC is not in default in the performance or observance of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the LLC or any of its assets, properties or operations except for such defaults that would not, individually or in the aggregate, have an LLC Material Adverse Effect; provided, however, that each such law, statute, rule, regulation, judgment, order, writ or decree is in writing; and provided further that the LLC makes no representations, warranties or covenants with respect to any insurance law, statute, rule, regulation, judgment, order, writ or decree.
        Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the LLC threatened, against or affecting the LLC, which may reasonably be expected to result in an LLC Material Adverse Effect, or which may reasonably be expected to materially and adversely affect the performance by the LLC of its obligations hereunder; and the aggregate of all pending legal or governmental proceedings, if any, to which the LLC is a party or of which any of its assets, properties or operations is subject which are not described in the Basic Offering Memorandum and the Time of Sale Memorandum, including ordinary routine litigation incidental to the business, may not reasonably be expected to result in an LLC Material Adverse Effect.
        Possession of Licenses and Permits. The LLC possesses such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; the LLC is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in an LLC Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in an LLC Material Adverse Effect; and the LLC has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in an LLC Material Adverse Effect.
        No Filings, Regulatory Approvals etc. No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the LLC of the LLC Program Documents or for the performance by the LLC of the transactions contemplated to be performed by it in the LLC Program Documents, except as may be required by insurance laws of various jurisdictions in connection with the offer and sale of the Notes; provided, however, notwithstanding anything to the contrary in this Agreement, the LLC does not make any representations, warranties or covenants with respect to applicable non-United States securities laws or state securities or Blue Sky laws of the various states and any related regulations, rulings, policies and guidelines in connection with the offer, distribution, purchase, sale, resale, transfer or agreement of the Notes or any Funding Agreement.
        Investment Company Act. The LLC is not, and after giving effect to the offering and sale of any Common LLC Shares or any Preferred LLC Shares, and the application of the net proceeds therefrom as described in the Basic Offering Memorandum and the Time of Sale Memorandum the Issuer will not be, required to register as an "investment company" under the 1940 Act.
        Reasonable Belief. Based in part upon the representations, warranties and covenants of the Initial Purchasers and the Issuer provided herein and in the applicable Terms Agreement, the LLC has a reasonable belief that, at the issue date of each Tranche of a Series of Notes which are guaranteed by the Secured Guarantee, the initial sale and subsequent transfer of such Notes will be limited to persons who are Qualified Institutional Buyers/Qualified Purchasers at the time they acquire such Notes.
        Security Interests. With respect to the Settlement Date for the first Tranche of a Series of Notes, pursuant to the applicable LLC Security Agreement the LLC has pledged, collaterally assigned and granted a security interest in or will pledge, collaterally assign and grant a security interest in the applicable Secured Guarantee Collateral (each as defined in the Indenture) to the Indenture Trustee for the benefit of the Series Holder (as defined in the Indenture) and as of the date of issuance of the applicable Tranche of Notes, such security interests will be a first priority perfected security interest in favor of the Indenture Trustee for the benefit of the applicable Series Holders.
      As the issuer of the Funding Agreement(s) to the LLC, with respect to the applicable Series of Notes under the Program, the Company represents and warrants to the Indenture Parties and to each applicable Initial Purchaser to whom the Issuer makes any representation or warranty in accordance with Section 3(a), as of each Representation Date as follows, provided, however, that the Company makes no representation, warranty or covenant in this Agreement or otherwise with respect to any actions or omissions of any Initial Purchaser, its Affiliates or any person acting on its or their behalf under this Agreement or otherwise:
        Due Incorporation, Good Standing and Due Qualification of the Company. The Company has been duly organized and is validly existing as a stock life insurance company in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Time of Sale Memorandum and to enter into this Agreement and consummate the transactions contemplated to be consummated by it in the Time of Sale Memorandum; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a material adverse change in the condition (financial or otherwise) or in the earnings or business affairs of the Company and its Subsidiaries (as defined below) considered as one enterprise or on the power or ability of the Company to perform its obligations under this Agreement, any Funding Agreement or any Demand Note or to consummate the transactions to be consummated by the Company as contemplated in the Time of Sale Memorandum (a "Company Material Adverse Effect").
        Due Incorporation, Good Standing and Due Qualification of Subsidiaries. Each majority-owned subsidiary which is a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act) (each, a "Subsidiary") of the Company is validly existing under the laws of the jurisdiction of its domicile, has power and authority to own, lease and operate its properties and conduct its business and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Company Material Adverse Effect; all of the issued and outstanding shares owned by the Company of capital stock of each Subsidiary have been duly authorized and are validly issued, fully paid and non-assessable and are owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity and none of the outstanding shares owned by the Company of capital stock of any Subsidiary was issued in violation of preemptive or other similar rights of any security holder of such Subsidiary except where failure with respect to any of the foregoing would not result in a Company Material Adverse Effect.
        Accuracy of Representations. Each of the Basic Offering Memorandum, the Time of Sale Memorandum and the Offering Memorandum does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum, as the case may be, made in reliance upon and in conformity with any written information furnished by any of the Initial Purchasers expressly for use in such Basic Offering Memorandum, Time of Sale Memorandum or Offering Memorandum (or any amendments or supplements thereto).
        Company Financial Statements. (A) The financial statements of the Company incorporated by reference into the Basic Offering Memorandum, the Time of Sale Memorandum and the Offering Memorandum present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates specified and the consolidated statements of income and cash flows of the Company for the periods specified; such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved; (B) the supporting schedules, if any, to such financial statements incorporated by reference in the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum present fairly in all material respects in accordance with GAAP the information required to be stated therein; (C) the selected financial information of the Company included in the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum presents fairly in all material respects the information shown therein and has been compiled on a basis consistent with that of the applicable financial statements incorporated by reference in the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum, as the case may be.
        No Material Changes. Since the respective dates as of which information is given in the Basic Offering Memorandum and the Time of Sale Memorandum, except as otherwise stated therein, (1) there has been no event or occurrence that would result in a Company Material Adverse Effect and (2) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those (A) conducted in the ordinary course of business, which are not material with respect to the Company and its Subsidiaries considered as one enterprise or (B) disclosed in the Time of Sale Memorandum or otherwise to the applicable Initial Purchasers prior to the applicable Representation Date.
        Authorization of this Agreement and each applicable Funding Agreement. This Agreement has been, and each applicable Funding Agreement when issued will be, duly authorized, executed and delivered by the Company and will be a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and (B) with respect to Section 9, Section 10 and Section 16 of, and any provisions with respect to penalties or the forfeiture or waiver of rights in, this Agreement, limitations imposed by public policy.
        Absence of Defaults and Conflicts.
          Neither the Company nor any of its Subsidiaries is in violation of the provisions of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject (collectively, "Company Agreements and Instruments"), except for such defaults that would not, in the aggregate, result in a Company Material Adverse Effect;
          the execution, delivery and performance of this Agreement, each applicable Funding Agreement and any other applicable agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated in the Time of Sale Memorandum and the Offering Memorandum, the consummation by the Company of the transactions contemplated to be consummated by it in the Time of Sale Memorandum and the Offering Memorandum and the compliance by the Company with its obligations thereunder have been duly authorized by all necessary corporate action and do not and to the best of its knowledge will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its Subsidiaries pursuant to, any Company Agreements and Instruments, except for such conflicts, breaches or defaults or liens, charges or encumbrances that, individually or in the aggregate, would not result in a Company Material Adverse Effect, nor will such action result in any violation of (i) the provisions of the charter, articles or by laws of the Company or any of its Subsidiaries (ii) or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets, properties or operations except for such violations that would not, individually or in the aggregate, have a Company Material Adverse Effect; provided, however, that each such law, statute, rule, regulation, judgment, order, writ or decree is in writing; provided, further, that the Company does not make any representations, warranties or covenants with respect to any insurance laws, regulations, rulings, policies and guidelines as they may apply to the Notes, any Funding Agreement or any Demand Note, or to any offer, issuance, distribution, purchase, sale, resale, transfer or assignment of the Notes, any Funding Agreement or any Demand Note.
        Absence of Proceedings. Other than as fully disclosed in the Time of Sale Memorandum, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company threatened, against or affecting the Company which is required to be disclosed in the Time of Sale Memorandum, which may reasonably be expected to result in a Company Material Adverse Effect, or which may reasonably be expected to materially and adversely affect the performance by the Company of its obligations under this Agreement or any Funding Agreement; and the aggregate of all pending legal or governmental proceedings to which the Company is a party or of which any of its assets, properties or operations is the subject which are not described in the Basic Offering Memorandum and the Time of Sale Memorandum, including ordinary routine litigation incidental to the business, may not reasonably be expected to result in a Company Material Adverse Effect.
        Possession of Licenses and Permits. The Company and each of its subsidiaries listed on Exhibit B hereto (each, a "Designated Subsidiary") possess such permits, licenses, approvals, consents and other authorizations (collectively, "Company Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its Designated Subsidiaries are in compliance with the terms and conditions of all such Company Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, result in a Company Material Adverse Effect; all of the Company Governmental Licenses are valid and in full force and effect, except where the invalidity of such Company Governmental Licenses or the failure of such Company Governmental Licenses to be in full force and effect would not, individually or in the aggregate, result in a Company Material Adverse Effect; and neither the Company nor any of its Designated Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Company Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Company Material Adverse Effect.
        No Filings, Regulatory Approvals etc. No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company of this Agreement, the applicable Funding Agreement, the applicable LLC Swap Agreement, or any Demand Note or for the performance by the Company of the transactions contemplated to be performed by it in this Agreement, the applicable Funding Agreement, any LLC Swap Agreement, any Demand Note or the Time of Sale Memorandum except for such filings, approvals, authorizations, consents, licenses, registrations, qualifications, orders or decrees that may have been previously made or obtained and are in full force and effect; provided, however, that notwithstanding anything to the contrary in this Agreement, the Company does not make any representations, warranties or covenants with respect to any non-United States securities laws or state securities or Blue Sky laws of the various states and any related regulations, rulings, policies and guidelines in connection with the offer, distribution, purchase, sale, resale, transfer or assignment of the Notes, any Demand Note or any Funding Agreement; provided, further, that the Company does not make any representations, warranties or covenants with respect to any insurance laws, regulations, rulings, policies and guidelines as they may apply to the Notes, any Funding Agreement or any Demand Note, or to any offer, issuance, distribution, purchase, sale, resale, transfer or assignment of the Notes, any Funding Agreement or any Demand Note.
        Investment Company Act. The Company is not, and upon the issuance and sale of each applicable Funding Agreement as herein contemplated and the application of the net proceeds therefrom as described in the Basic Offering Memorandum and the Time of Sale Memorandum will not be, required to register as an "investment company" under the 1940 Act.
        No Integration, No General Solicitation. Neither the Company nor any Affiliate has directly, or through any agent (other than any Initial Purchaser, its Affiliates or any person acting on its or their behalf) (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes of the applicable Tranche in a manner that would require the registration under the Securities Act of the Notes of the applicable Tranche or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Notes of the applicable Tranche (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
        Registration Under Securities Act; Qualification Under Trust Indenture Act. Assuming compliance by the Initial Purchasers with their representations, warranties, covenants and agreements set forth herein, it is not necessary in connection with the offer, sale and delivery of any Notes by the Indenture Parties in the manner contemplated by the Program Documents to register the Notes under the Securities Act or to qualify the Indenture or the applicable Series Indenture pursuant to which such Notes were issued under the Trust Indenture Act of 1939, as amended.
        Rule 144A. The Notes issued by the Issuer satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.
        Absence of Default Under Each Funding Agreement. There exists no event or circumstance which does or may (with the passing of time, the giving of notice, the making of any determination, or any combination thereof) be reasonably expected to constitute an event of default under any outstanding Funding Agreement.
        Independent Accountants. The accountants who certified the financial statements and supporting schedules of the Company incorporated by reference into the Time of Sale Memorandum and the Offering Memorandum are (i) independent certified public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and (ii) registered with the Public Company Accounting Oversight Board.
      Additional Certifications. Any certificate signed by an authorized officer of any of the Indenture Parties or the Company and delivered to one or more Initial Purchasers or to counsel for the Initial Purchasers in connection with an offering of Notes shall be deemed a representation and warranty by the applicable Indenture Party or the Company, as the case may be, but only to such Initial Purchaser(s) and only as to the matters covered thereby on the date of such certificate.

    The representations and warranties in this Section 3 which refer to the Time of Sale Memorandum or the Offering Memorandum shall be deemed to be repeated (with reference to the facts and circumstances then subsisting) on each date falling on or before the Settlement Date on which the Time of Sale Memorandum or the Offering Memorandum, as the case may be, is amended or supplemented and shall apply to the Time of Sale Memorandum or Offering Memorandum, as the case may be, as so amended or supplemented.

    . Purchases of Notes; Administrative Procedures; Obligations Several.
      Purchases as Principal.
        Purchases of Notes of each Tranche from the Issuer with respect to each Series of Notes by the Initial Purchasers, individually or in a syndicate, shall be made in accordance with terms agreed upon between such Initial Purchaser(s), on one hand, and the Issuer, on the other hand in a Terms Agreement in, or substantially in, the form of Exhibit A hereto (each, a "Terms Agreement"). An Initial Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations, warranties and covenants of the Company and the Indenture Parties herein contained and shall be subject to the terms and conditions herein set forth. The Issuer's commitment to sell such Notes shall be deemed to have been made in reliance on the representations, warranties and covenants of the applicable Initial Purchasers and the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable agreement of one or more Initial Purchasers to purchase Notes from the Issuer. Each purchase of Notes, unless otherwise agreed, shall be at a price specified in the applicable Terms Agreement. Subject to applicable law, the Initial Purchasers may engage, at their own expense, the services of any broker or dealer in connection with the resale of the Notes purchased by them and may allow all or any portion of the applicable Issuance and Maintenance Expenses received by them in connection with such purchases to any broker or dealer, provided that none of the Indenture Parties or the Company shall be responsible for any action or omission of any such broker or dealer. At the time of each purchase of Notes from the Issuer by one or more Initial Purchasers, the applicable Terms Agreement shall specify the requirements, if any, for the officers' certificate or certificates, opinion of counsel and comfort letter pursuant to Section 7 hereof.
        If the Company, the Indenture Parties and two or more Initial Purchasers enter into a Terms Agreement pursuant to which, among other things, such Initial Purchasers agree to purchase Notes from the Issuer and one or more of such Initial Purchasers shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Unpurchased Notes"), then the nondefaulting Initial Purchasers shall have the right, within 24 hours thereafter, to make arrangements for one or more of them or other Initial Purchasers or underwriters to purchase all, but not less than all, of the Unpurchased Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:
          if the aggregate principal amount of Unpurchased Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Initial Purchasers on the Settlement Date, the nondefaulting Initial Purchasers shall be obligated, unless otherwise specified in the applicable Terms Agreement, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Initial Purchasers; or
          if the aggregate principal amount of Unpurchased Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Initial Purchasers on the Settlement Date, such Terms Agreement shall terminate without liability for such failure to purchase on the part of any nondefaulting Initial Purchaser.

      No action taken pursuant to this paragraph shall relieve any defaulting Initial Purchaser from liability in respect of its default.

      Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Notes of a Tranche, specified in the applicable Terms Agreement shall be agreed upon between the Issuer and the applicable Initial Purchaser(s) and specified in a Pricing Supplement prepared in connection with each sale of Notes. Except as otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $250,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the issuance and sale of the Notes (the "Administrative Procedures") may be agreed upon from time to time among the Indenture Parties, the Company, and the Initial Purchaser(s).
      Obligations Several. Unless otherwise specified in the applicable Terms Agreement, the Company and the Issuer acknowledge that the obligations of the Initial Purchasers under this Agreement are several and not joint.
    . Covenants of the Company and the Issuer.
      The Issuer covenants and agrees with the Company and each Initial Purchaser as follows:
        Furnishing Time of Sale Memorandum and Offering Memorandum. The Issuer shall furnish to each Initial Purchaser in New York City, without charge, a reasonable number of copies of the Time of Sale Memorandum, the Offering Memorandum and any supplements and amendments thereto as such Initial Purchaser may reasonably request.
        Amendments. If, during such period after the date hereof and prior to the date of termination of this Agreement, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum in order to make the statements therein not misleading, the Issuer will promptly notify the Initial Purchasers by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Notes and, if so notified, the Initial Purchasers shall forthwith suspend such solicitation and cease using such Time of Sale Memorandum or Offering Memorandum, as the case may be. If the Issuer shall decide to amend or supplement the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum, other than making a deemed amendment pursuant to the filing of any periodic report or definitive proxy or information statement of the Company with the Securities and Exchange Commission (the "SEC") pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") it shall so advise the Initial Purchasers promptly by telephone (with confirmation in writing) and, at the Issuer's expense, shall prepare an amendment or supplement to the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum, as the case may be, reasonably satisfactory in all material respects to the Initial Purchasers, so that the statements in the Time of Sale Memorandum or Offering Memorandum, as so amended or supplemented will not, in the light of the circumstances when each such Time of Sale Memorandum or Offering Memorandum is delivered to a purchaser, be materially misleading and so that the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum, as the case may be, as amended or supplemented, will comply with applicable law in all material respects. If any documents, certificates, opinions and letters furnished to the Initial Purchasers pursuant to Section 6 and Section 7 in connection with the preparation and filing of such amendment or supplement are not reasonably satisfactory in all material respects to any of the Initial Purchasers, each such Initial Purchaser will not be required to resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this paragraph, until the distribution of any Notes an Initial Purchaser may own has been completed, if any event described above in this paragraph occurs, the Issuer will, at the Issuer's expense, forthwith prepare an amendment or supplement to the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum reasonably satisfactory in all material respects to such Initial Purchaser, furnish such amended or supplemented Basic Offering Memorandum, Time of Sale Memorandum or Offering Memorandum to such Initial Purchaser in such quantities as it may reasonably request and shall furnish to such Initial Purchaser pursuant to Section 6 and Section 7 such documents, certificates, opinions and letters as it may reasonably request in connection with the preparation of such amendment or supplement.
        No Integration. Neither the Issuer nor any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration of the Notes under the Securities Act; provided that the Issuer makes no representations, warranties or covenants with respect to any actions or omissions of any Initial Purchaser or any of its Affiliates or any person acting on its or their behalf.
        No General Solicitation. The Issuer shall not solicit any offer to buy or offer or sell Notes of any Tranche issued by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
        Information. While any of the Notes issued by the Issuer remain "restricted securities" within the meaning of the Securities Act, the Issuer shall make available, upon request, to any seller or prospective purchaser of such Notes the information specified in Rule 144A(d)(4) under the Securities Act (including as it relates to the Company), unless the Issuer is then a reporting company under Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").
        Notice to Holders. On or prior to September 1 of each year, commencing with the year 2006, so long as any Notes are outstanding, the Issuer shall provide to the Indenture Trustee a notice containing a statement to the effect that (i) each Holder and Entitlement Holder (as defined in the Indenture) was required to be a Qualified Institutional Buyer and a Qualified Purchaser at the time it purchased the relevant Notes or Security Entitlement (as defined in the Indenture), (ii) each Holder and Entitlement Holder may only transfer such Notes or Security Entitlement to any Person that is a Qualified Institutional Buyer and a Qualified Purchaser who shall be deemed to make the representations set forth in the Transfer Restrictions Legend and (iii) the Issuer has the right to force any Holder and Entitlement Holder who is not a Qualified Institutional buyer and a Qualified Purchaser to sell or redeem its Notes.
        Clearing Systems; Section 3(c)(7) Procedures.
          The Issuer shall, if requested by the Initial Purchasers in the applicable Terms Agreement, use its reasonable efforts to cause the Notes to be eligible for settlement through the facilities of the Depository Trust Company ("DTC") or such other clearing system as may be specified in the applicable Terms Agreement.
          The Issuer will direct DTC to take the following steps in connection with each Note represented by a Global Certificate:

        (1) the Issuer will direct DTC to include the "3c7" marker in the DTC 20-character security descriptor and the 48-character additional descriptor for each Global Certificate;

        (2) the Issuer will from time to time (upon the request of the Indenture Trustee or the Registrar) request DTC to deliver to the Issuer a list of all DTC Participants holding a Security Entitlement in respect of the Notes represented by a Global Certificate;

        (3) in connection with the initial offering of any Notes represented by one or more Global Certificates, the Issuer will request DTC to send an "Important Notice" outlining Section 3(c)(7) restrictions on the Notes to all DTC Participants holding a Security Entitlement in respect of such Notes;

        (4) the Issuer will request that DTC include the relevant indicator on any settlement notice delivered in connection with each Note represented by a Global Certificate;

        (5) the Issuer will request that the DTC makes available to all DTC Participants a "Reference Directory"; and

        (6) the Issuer shall from time to time request all third-party vendors to include on screens contained by such vendors appropriate legends regarding Rule 144A and Section 3(c)(7) restrictions on the Notes. Without limiting the foregoing, the Issuer will request Bloomberg, L.P. to include, in the "Description" page on each Bloomberg screen containing information about the Notes, a comment in the "Comments" box to the effect that the Notes are being offered in reliance on an exemption from registration under Rule 144A of the Securities Act to Person that are Qualified Institutional Buyers and also Qualified Purchasers.

        (C) The Issuer shall cause each CUSIP number obtained for any Notes represented by a Global Certificate to have an attached "fixed field" that contains "3(c)(7)" and "144A" indicators.

        Preparation of Pricing Supplements. The Issuer will timely prepare and deliver to the applicable Initial Purchasers, with respect to any Notes to be sold to one or more Initial Purchasers pursuant to this Agreement, a Preliminary Pricing Supplement and a Final Pricing Supplement with respect to such Notes in, or substantially in, the form included in the Basic Offering Memorandum, with such modifications as the Issuer may deem necessary or desirable.
        Restrictions on the Offer and Sale of Securities. Unless otherwise agreed upon between one or more Initial Purchasers and the Issuer from the date of the applicable Terms Agreement by such Initial Purchaser(s) to purchase the related Notes from the Issuer to and including the Settlement Date with respect thereto, the Issuer will not, without the prior written consent of such Initial Purchaser(s), issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, any substantially similar debt securities of the Issuer (other than Notes to be offered and/or sold to or through such Initial Purchaser(s)).
        Use of Proceeds. The Issuer will use the proceeds received from the offering of each Series of Notes as set forth in the Time of Sale Memorandum.
        Notice by the Issuer. The Issuer will promptly notify the applicable Initial Purchasers of anything which has rendered or will render untrue or incorrect in any material respect any of the representations and warranties made by the Issuer at any time at which such representations and warranties are given or deemed to be given and take such steps as may reasonably be requested by the applicable Initial Purchasers to remedy and/or publicize the same.
        Outstanding Aggregate Principal Amount of Notes. The Issuer will promptly, upon request by an Initial Purchaser, notify such Initial Purchaser of the aggregate principal amount of Notes from time to time outstanding under the Program provided that each such Initial Purchaser shall treat such information as confidential.
        Blue Sky Qualifications. With respect to any Tranche of Notes, the Issuer, in cooperation with the applicable Initial Purchaser(s), shall endeavor to qualify the Notes of such Tranche for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers shall reasonably request and to maintain such qualifications for as long as may be required for the distribution of such Tranche of Notes by the applicable Initial Purchasers(s); provided, however, that neither the Issuer nor any of its Affiliates shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
        Notice of Amendment to Indenture, any Series Indenture or LP Agreement, ULC Organizational Documents or LLC Agreement. The Issuer will give the Initial Purchasers at least five (5) business days' prior notice in writing of any proposed amendment to the Indenture or the LP Agreement and will give the applicable Initial Purchaser(s) at least two (2) business days' prior notice in writing of any proposed amendment to any Series Indenture and, except in accordance with the applicable provisions of the Indenture or the applicable Series Indenture, not make or permit to become effective any amendment to the Indenture, any Series Indenture or the LP Agreement, ULC Organizational Documents or LLC Agreement which may materially and adversely affect the interests of the Initial Purchasers without their prior consent.
        Authorization to Act on Behalf of the Issuer. The Issuer will, from time to time, without request, deliver to the Initial Purchasers a certificate as to the names and signatures of those persons authorized to act on behalf of the Issuer in relation to the Program if such information has changed.
        Notice of Meeting. The Issuer will furnish to the Initial Purchasers, at the same time as it is dispatched, a copy of notice of any meeting of the holders of Notes which is called to consider any matter which is material in the context of the Program.
      The Company, as the issuer of the Funding Agreements, covenants and agrees with each applicable Initial Purchaser and the Indenture Parties as follows:
        Amendments. If, during the period after the date hereof and prior to the date of termination of this Agreement, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum in order to make the statements therein not misleading, the Company will promptly notify the Initial Purchasers by telephone (with confirmation in writing) and, if so notified, the Initial Purchasers shall forthwith suspend such solicitation and cease using such Time of Sale Memorandum or Offering Memorandum, as the case may be. If the Company shall decide to amend or supplement the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum, other than making a deemed amendment pursuant to the filing of any periodic report or definitive proxy or information statement of the Company with the SEC pursuant to the requirements of the Exchange Act, it shall so advise the Initial Purchasers promptly by telephone (with confirmation in writing) and, at the Company's expense, shall prepare an amendment or supplement to the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum, as the case may be, reasonably satisfactory in all material respects to the Initial Purchasers, so that the statements in the Time of Sale Memorandum or the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when each such Time of Sale Memorandum or Offering Memorandum is delivered to a purchaser, be materially misleading and so that the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum, as the case may be, as amended or supplemented, will comply with applicable law in all material respects. If any documents, certificates, opinions and letters furnished to the Initial Purchasers pursuant to Section 6 and Section 7 in connection with the preparation and filing of such amendment or supplement are not reasonably satisfactory in all material respects to any of the Initial Purchasers, each such Initial Purchaser will not be required to resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this paragraph, until the distribution of any Notes an Initial Purchaser may own has been completed, if any event described above in this paragraph occurs, the Company will, at the Company's expense, forthwith prepare an amendment or supplement to the Basic Offering Memorandum, the Time of Sale Memorandum or the Offering Memorandum reasonably satisfactory in all material respects to such Initial Purchaser, furnish such amended or supplemented Basic Offering Memorandum, Time of Sale Memorandum or Offering Memorandum to such Initial Purchaser in such quantities as it may reasonably request and shall furnish to such Initial Purchaser pursuant to Section 6 and Section 7 such documents, certificates opinions and letters as it may reasonably request in connection with the preparation of such amendment or supplement.
        Funding Agreements. The Company will issue and sell a Funding Agreement to the LLC in connection with the issuance and sale of each Tranche of Notes as set forth in the applicable Terms Agreement.
        No Integration. Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration of the Notes under the Securities Act; provided that the Company makes no representations, warranties or covenants with respect to any actions or omissions of any Initial Purchaser any of its Affiliates or any person acting on its or their behalf.
        No General Solicitation. The Company shall not solicit any offer to buy or offer or sell the Notes or the applicable Funding Agreement(s) by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
        Restrictions on the Offer and Sale of Funding Agreements. The Company shall not issue or agree to issue, during the period commencing on the date of the applicable Terms Agreement and continuing to and including the Settlement Date with respect to the Notes of the applicable Tranche, any Funding Agreement or similar agreement for the purpose of supporting the issuance by a special purpose entity of securities substantially similar to such Notes to the same potential investors (other than any Funding Agreement issued or to be issued to the LLC in connection with the Notes to be offered and/or sold to or through such Initial Purchasers), in each case without prior notice to the relevant Initial Purchaser(s).
        Use of Proceeds. The Company shall use the proceeds from any sale of a Funding Agreement as set forth in the Time of Sale Memorandum.
        Authorization to Act on Behalf of the Company. The Company will, from time to time, upon request, deliver to the parties hereto a certificate as to the names and signatures of those persons authorized to act on behalf of the Company in relation to the Program if such information has changed.
        Notice by the Company. The Company will promptly notify the Initial Purchasers of anything which has rendered or will render untrue or incorrect in any material respect any of the representations and warranties made by or on behalf of the Company at any time at which such representations and warranties are given or deemed to be given and take such steps as may reasonably be requested by the Initial Purchasers to remedy and/or publicize the same.
      The ULC covenants and agrees with the Company and each Initial Purchaser as follows:
        No Integration. Neither the ULC nor any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration of the Notes under the Securities Act; provided that the ULC makes no representations, warranties or covenants with respect to any actions or omissions of any Initial Purchaser or any of its Affiliates or any person acting on its or their behalf.
        No General Solicitation. The ULC shall not solicit any offer to buy or offer or sell Notes of any Tranche issued by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
        Use of Proceeds. The ULC will use the proceeds received from any sale of Preferred ULC Shares as set forth in the Time of Sale Memorandum.
        Notice by the ULC. The ULC will promptly notify the applicable Initial Purchasers of anything which has rendered or will render untrue or incorrect in any material respect any of the representations and warranties made by the ULC at any time at which such representations and warranties are given or deemed to be given and take such steps as may reasonably be requested by the applicable Initial Purchasers to remedy and/or publicize the same.
        Authorization to Act on Behalf of the ULC. The ULC will, from time to time, without request, deliver to the Initial Purchasers a certificate as to the names and signatures of those persons authorized to act on behalf of the ULC in relation to the Program if such information has changed.
      The LLC covenants and agrees with the Company and each Initial Purchaser as follows:
        No Integration. Neither the LLC nor any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration of the Notes under the Securities Act; provided that the LLC makes no representations, warranties or covenants with respect to any actions or omissions of any Initial Purchaser or any of its Affiliates or any person acting on its or their behalf.
        No General Solicitation. The LLC shall not solicit any offer to buy or offer or sell Notes of any Tranche issued by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
        Use of Proceeds. The LLC will use the proceeds received from any sale of Preferred LLC Shares as set forth in the Time of Sale Memorandum.
        Notice by the LLC. The LLC will promptly notify the applicable Initial Purchasers of anything which has rendered or will render untrue or incorrect in any material respect any of the representations and warranties made by the LLC at any time at which such representations and warranties are given or deemed to be given and take such steps as may reasonably be requested by the applicable Initial Purchasers to remedy and/or publicize the same.
        Authorization to Act on Behalf of the LLC. The LLC will, from time to time, without request, deliver to the Initial Purchasers a certificate as to the names and signatures of those persons authorized to act on behalf of the LLC in relation to the Program if such information has changed.
    . Conditions of Initial Purchasers' Obligations.

    The obligations of one or more Initial Purchasers to purchase Notes from the Issuer will be subject to the accuracy of the respective representations and warranties on the part of the Company and each of the Indenture Parties herein contained or delivered pursuant to the provisions hereof, to the performance and observance by each of the Indenture Parties and the Company, as applicable, of their respective covenants and other obligations hereunder, and to the following additional conditions precedent:

      A Tranche of Notes will not be delivered on an applicable Settlement Date unless:
        The Initial Limited Partner shall have contributed an Expense Capital Contribution in an amount equal to the Issuance and Maintenance Expenses of such Tranche and the Issuer shall have paid such Issuance and Maintenance Expenses directly to the applicable Initial Purchaser(s) and other service providers as set forth in the applicable Terms Agreement.
        The Initial Limited Partner has or will simultaneously contribute the applicable LP Issuance Contribution (as defined in the Indenture).
        The Issuer has made or will simultaneously make a ULC Issuance Contribution to acquire Common ULC Shares for the aggregate purchase price equal to such LP Issuance Contribution.
        The ULC has made or will simultaneously make an LLC Issuance Contribution to acquire Common LLC Shares for the aggregate purchase price equal to such ULC Issuance Contribution.
        The LLC will deposit the applicable LLC Issuance Contribution with the Company in consideration of an issuance of the principal amount of the Unencumbered Demand Note and the LLC shall have distributed Common LLC Shares to the ULC as set forth in the applicable Terms Agreement.
      Subsequent to the execution of the applicable Terms Agreement and prior to the issuance and delivery of the applicable Tranche of Notes, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of (i) the Issuer or (ii) the Company and its Subsidiaries taken as a whole from that set forth in the Time of Sale Memorandum that, in the reasonable judgment of the relevant Initial Purchaser, is material and adverse and that makes it, in the reasonable judgment of the relevant Initial Purchaser, impracticable to market the Notes on the terms and in the manner contemplated in the Time of Sale Memorandum.
      Legal Opinions. If agreed to between the Issuer and the applicable Initial Purchasers, on each applicable Settlement Date, the applicable Initial Purchasers shall have received the following legal opinions:
        Opinion of In-House Counsel for the Company. The favorable opinion of Counsel for Sun Life Assurance Company of Canada (U.S.), to the effect set forth in Exhibit C hereto.
        Opinion of In-House Counsel for the Issuer. The favorable opinion of Counsel for Sun Life Financial Global Funding II, L.P., to the effect set forth in Exhibit D hereto.
        Opinion of In-House Counsel for LLC. The favorable opinion of Counsel for Sun Life Financial Global Funding II, L.L.C., to the effect set forth in Exhibit E hereto.
        Opinion of Counsel for the Indenture Parties and the Company Concerning Certain Corporate Matters. The favorable opinion of LeBoeuf, Lamb, Greene & MacRae LLP, counsel for the Indenture Parties and the Company concerning certain corporate matters, to the effect set forth in Exhibit F-1 hereto.
        Opinion of Counsel for the Indenture Parties and the Company Concerning Certain U.S. Federal Income Tax Matters. The favorable opinion of LeBoeuf, Lamb, Greene & MacRae LLP, counsel for the Indenture Parties and the Company concerning certain U.S. Federal Income Tax matters, to the effect set forth in Exhibit F-2 hereto.
        Opinion of Counsel for the Indenture Parties and the Company Concerning Certain Security Interest Matters. The favorable opinion of LeBoeuf, Lamb, Greene & MacRae LLP, counsel for the Indenture Parties and the Company concerning certain security interest matters, to the effect set forth in Exhibit F-3 hereto.
        Opinion of Counsel for the Indenture Parties and the Company Concerning Certain Bankruptcy Law Matters. The favorable opinion of LeBoeuf, Lamb, Greene & MacRae LLP, counsel for the Indenture Parties and the Company concerning certain bankruptcy law matters, to the effect set forth in Exhibit F-4 hereto.
        Opinion of Counsel for the Indenture Parties and the Company Concerning Enforceability of the Secured Guarantee. The favorable opinion of LeBoeuf, Lamb, Greene & MacRae LLP, counsel for the Indenture Parties and the Company concerning enforceability of the secured guarantee, to the effect set forth in Exhibit F-5 hereto.
        Opinion of Counsel for the Initial Purchasers. The favorable opinion of Davis Polk & Wardwell, counsel for the Initial Purchasers, to the effect set forth in Exhibit G hereto.
        Opinion of Counsel for the Indenture Parties and Company Concerning Priority of Funding Agreements Under Delaware Law. The favorable opinion of Greenberg Traurig, LLP, counsel for the Indenture Parties and the Company concerning priority of funding agreements under Delaware law, to the effect set forth in Exhibit H-1 hereto.
        Opinion of Counsel for the Indenture Parties and Company Concerning Certain Delaware Corporate Law Matters. The favorable opinion of Greenberg Traurig, LLP, counsel for the Indenture Parties and the Company concerning certain Delaware law matters, to the effect set forth in Exhibit H-2 hereto.
        Opinion of Counsel for the Indenture Parties and Company Concerning Certain UCC and Certain Delaware Common Law Security Interest Matters. The favorable opinion of Greenberg Traurig, LLP, counsel for the Indenture Parties and the Company concerning certain UCC and common law security interest matters, to the effect set forth in Exhibit H-3 hereto.
        Opinion of Counsel for the Indenture Parties and Company Concerning Certain Canadian Tax Matters. The favorable opinion of Torys LLP, counsel for the Indenture Parties and the Company concerning certain Canadian tax matters, to the effect set forth in Exhibit I-1 hereto.
        Opinion of Counsel for the Indenture Parties and Company Concerning Absence of Canadian Withholding Taxes. The favorable opinion of Torys LLP, counsel for the Indenture Parties and the Company concerning the absence of Canadian withholding taxes, to the effect set forth in Exhibit I-2 hereto.
        Opinion of Counsel for the Indenture Parties and Company Concerning Certain Matters Relating to Nova Scotia Law. The favorable opinion of Cox Hanson O'Reilly Matheson, counsel for the Indenture Parties and the Company concerning certain matters relating to Nova Scotia law, to the effect set forth in Exhibit J hereto.
        Opinion of Ernst & Young LLP Relating Certain Canadian Tax Matters. The favorable opinion of Ernst & Young LLP, tax advisor for the Issuer concerning certain matters relating to Canadian tax matters, to the effect set forth in Exhibit M hereto.
      Indenture Parties Certificates. On the applicable Settlement Date, there shall not have been, since the respective dates as of which information is given in the Time of Sale Memorandum, any Issuer Material Adverse Effect, and the applicable Initial Purchaser(s) shall have received a certificate from the Issuer (an "Issuer Certificate"), the ULC (a "ULC Certificate") and the LLC (an "LLC Certificate" and, together with the Issuer Certificate, the ULC Certificate and the LLC Certificate, the "Indenture Parties Certificates"), dated as of the applicable Settlement Date and signed by an authorized officer of each of the respective Indenture Parties to the effect that (i) there has been no Material Adverse Effect, (ii) the representations and warranties of the applicable Indenture Party herein contained are true and correct with the same force and effect as though expressly made at and as of the date of such certificates, and (iii) has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such Indenture Parties Certificate.
      Company Certificate. On the applicable Settlement Date, there shall not have been, since the respective dates as of which information is given in the Time of Sale Memorandum, any Company Material Adverse Effect, and the applicable Initial Purchaser(s) shall have received a certificate of an authorized officer of the Company, dated as of the applicable Settlement Date to the effect that (i) there has been no Company Material Adverse Effect, (ii) the representations and warranties of the Company herein contained are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate and (iv) nothing has come to the attention of the Company that would cause it to believe that the priority status of the claims for the payment of principal and interest under the Funding Agreements under the provisions of Section 5918 of the Delaware Insurance Code has been adversely modified since the date of the last delivery of the opinion issued by Greenberg Traurig, LLP, substantially in the form of Exhibit H-1 attached hereto. The person signing and delivering such certificate may rely upon the best of his or her knowledge, after due inquiry, as to proceedings threatened.
      Letter of Accountants to the Company. If agreed to between the Issuer and the applicable Initial Purchaser(s), on the date hereof and/or any other date agreed upon, the Initial Purchasers shall have received a letter from Deloitte & Touche LLP or its successor, as accountants to the Company (the "Accountants"), dated as of the date hereof, in form and substance, to the effect set forth in Exhibit K hereto.
      Additional Documents. On the date hereof, counsel to the Initial Purchasers shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Indenture Parties in connection with the issuance and sale of the Notes as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and to counsel to the Initial Purchasers.
      Material Disruption. Subsequent to the execution of a Terms Agreement and prior to the applicable Settlement Date, no material disruption has occurred in commercial banking or securities settlement or clearance services in the United States.
      Ratings. Subsequent to the execution of a Terms Agreement and prior to the applicable Settlement Date, the rating assigned by any nationally recognized statistical rating organization to the Company, the Program or any debt securities (including the Notes) of the Issuer or any securities or the counterparty credit rating of the Company as of the date of such Terms Agreement has not been lowered or withdrawn since that date and none of such rating organizations have publicly announced that it has under surveillance or review (with a negative implication) its rating of the Company, the Program or any such debt securities (including the Notes) of the Issuer or any securities or the counterparty credit rating of the Company.
      If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement or both the Terms Agreement and this Agreement may be terminated by the applicable Initial Purchaser(s) (which shall be the bookrunning lead manager(s) in connection with a syndicated issue) by notice to the Company and each Indenture Party at any time and any such termination shall be without liability of any party to any other party except as provided in Section 11 hereof and except that Section 9, Section 10, Section 13 and Section 16 hereof shall survive any such termination and remain in full force and effect.
    . Additional Covenants of the Company and Indenture Parties.

    Each of the Company and Indenture Parties further covenant and agree, as applicable, as follows:

      Subsequent Delivery of Certificates. (i) Each time that the Time of Sale Memorandum or the Offering Memorandum shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or any deemed amendment pursuant to the filing of any report and definitive proxy or information statement of the Company with the SEC pursuant to the requirements of the Exchange Act), or (ii) if agreed to by each of the Indenture Parties, the Company and the applicable Initial Purchasers in the applicable Terms Agreement in connection with the purchase of a Tranche of Notes from the Issuer by such Initial Purchasers, each of the Indenture Parties and the Company shall furnish or cause to be furnished to the applicable Initial Purchasers, forthwith a certificate dated the date of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form reasonably satisfactory to the Initial Purchasers to the effect that the statements contained in the certificates referred to in Section 6(d)and Section 6(e) hereof which were last furnished to the Initial Purchasers are true and correct at the effective time of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Time of Sale Memorandum or the Offering Memorandum, as the case may be, as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 6(d) and Section 6(e) hereof, as applicable, modified as necessary to relate to the Time of Sale Memorandum or the Offering Memorandum, as the case may be, as amended and supplemented to the time of delivery of such certificate (it being understood that, in the case of clause (ii) above, any such certificate shall also include a certification that there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its Subsidiaries considered as one enterprise or of the applicable Indenture Party since the date of the applicable Terms Agreement; provided, however, that, unless otherwise agreed with the applicable Initial Purchaser(s), any delivery of certificates as required by this Section 7(a) due to an event described in clause (i) above shall only be required to be delivered prior to the pricing date for the Tranche of Notes issued immediately after such event described in clause (i) above.
      Subsequent Delivery of Legal Opinions. (i) Each time that the Time of Sale Memorandum or the Offering Memorandum shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or any deemed amendment pursuant to the filing of any periodic report or definitive proxy or information statement of the Company with the SEC pursuant to the requirements of the Exchange Act), or (ii) if agreed to by each of the Indenture Parties, the Company and the applicable Initial Purchaser(s) in the applicable Terms Agreement in connection with the purchase of a Tranche of Notes from the Issuer by such Initial Purchasers, the Company shall furnish or cause to be furnished forthwith to the applicable Initial Purchaser(s) (and, if applicable, to counsel to the applicable Initial Purchaser(s)): (A) a letter from LeBoeuf, Lamb, Greene & MacRae LLP, counsel to the Company, or other counsel satisfactory to the applicable Initial Purchaser(s), dated the date of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form and substance reasonably satisfactory to such Initial Purchaser(s), containing a negative assurance paragraph concerning the accuracy of the Time of Sale Memorandum or the Offering Memorandum, as the case may be (the "Negative Assurance Paragraph"), of the same tenor as the Negative Assurance Paragraph contained in Exhibit F-1 hereto, but modified, as necessary, to relate to the Time of Sale Memorandum or the Offering Memorandum, as the case may be, as amended and supplemented to the time of delivery of such Negative Assurance Paragraph or, in lieu of such Negative Assurance Paragraph, counsel last furnishing such Negative Assurance Paragraph to the applicable Initial Purchasers shall furnish such Initial Purchasers with a letter substantially to the effect that the applicable Initial Purchasers may rely on the most recently provided Negative Assurance Paragraph or opinion letter containing such Negative Assurance Paragraph to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such Negative Assurance Paragraph shall be deemed to relate to the Time of Sale Memorandum or the Offering Memorandum, as the case may be, as amended and supplemented to the time of delivery of such letter authorizing reliance) and (B) a written opinion of Davis Polk & Wardwell, counsel to the Initial Purchasers, or other counsel reasonably satisfactory to the Initial Purchasers, dated the date of such amendment or supplement, as applicable, or the date of such sale, as the case may be, of the same tenor as the opinion referred to in Section 6(c)(ix) hereof, but modified, as necessary, to relate to the Time of Sale Memorandum or the Offering Memorandum, as the case may be, as amended and supplemented to the time of delivery of such opinion, or in lieu of such opinion, counsel last furnishing such opinion to the Initial Purchasers shall furnish such Initial Purchasers with a letter substantially to the effect that the Initial Purchasers may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Time of Sale Memorandum or the Offering Memorandum, as the case may be, as amended and supplemented to the time of delivery of such letter authorizing reliance); provided, however, that, unless otherwise agreed with the applicable Initial Purchaser(s), any delivery of opinions as required by this Section 7(b) due to an event described in clause (i) above shall only be required to be delivered prior to the pricing date for the Tranche of Notes issued immediately after such event described in clause (i) above.
      Subsequent Delivery of Letters from the Accountants. If agreed to by each of the Indenture Parties, the Company and the applicable Initial Purchasers in the applicable Terms Agreement in connection with the purchase of a Tranche of Notes from the Issuer by such Initial Purchasers as principal, the Company shall cause the Accountants forthwith to furnish to such Initial Purchasers a letter, dated the date of such sale, in form reasonably satisfactory to such Initial Purchasers, of the same tenor as the letter referred to in Section 6(f) hereof but modified to relate to the Time of Sale Memorandum or the Offering Memorandum, as applicable, as amended and supplemented to the date of such letter.
    . Representations and Warranties with Respect to the Initial Purchasers.
      Each Initial Purchaser severally and, unless otherwise agreed, not jointly, covenants with the Indenture Parties and the Company that (i) it, its Affiliates and each person acting on its or their behalf will not solicit offers to purchase, or offer or sell, Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, (ii) it, its Affiliates and each person acting on its or their behalf will solicit offers for such Notes only from, and will offer such Notes only to, persons that it reasonably believes to be (A) both Qualified Institutional Buyers and Qualified Purchasers purchasing for their own account or for the account of Qualified Institutional Buyers/Qualified Purchasers as to which the purchasers exercise sole investment discretion, in transactions meeting the requirements of Rule 144A and (B) in purchasing such Notes, be able to (and be deemed to) have represented and agreed as provided in the Time of Sale Memorandum and the Offering Memorandum under the captions "Notice to Investors" and "Purchase and Transfer Restrictions", and (iii) such Initial Purchaser, its Affiliates and each person acting on its or their behalf has not given, and will not give, any written information and has not made, or will not make, any representations in connection with any offer and sale of Notes other than those contained in the Time of Sale Memorandum and the Offering Memorandum for such Notes.
      Each Initial Purchaser severally and, unless otherwise agreed, not jointly, represents, warrants, and agrees that:
        such Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Issuer or the Company that would permit a public offering of the Notes, or possession or distribution of any Time of Sale Memorandum, Offering Memorandum or any other offering or publicity material relating to the Notes, in any country or jurisdiction where action for that purpose is required;
        such Initial Purchaser, its Affiliates and each person acting on its or their behalf understand that the Notes have not been registered under the Securities Act and may not be offered or sold except in accordance with Rule 144A under the Securities Act;
        such Initial Purchaser, its Affiliates and each person acting on its or their behalf, have not and will not take any action that would permit a public offering of the Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for that purpose is required;
        such Initial Purchaser will, to the best of its knowledge after due inquiry, comply with all applicable laws and regulations in each country or jurisdiction outside of the United States in or from which such Initial Purchaser purchases, offers, sells or delivers Notes or has in its possession or distributes the Time of Sale Memorandum or the Offering Memorandum for such Notes or any other offering material and will obtain any consent, approval or permission required for the purchase, offer or sale by it of the Notes under the laws and regulations in force in any jurisdiction to which it is subject or in which it makes such purchases, offers or sales and the Indenture Parties and the Company shall have no responsibility therefor;
        with respect to all offers and sales made outside of the United States, such Initial Purchaser will not offer, sell or deliver any of the Notes or distribute any such offering material in or from any jurisdiction except under circumstances which will result in compliance with applicable laws and regulations and will not impose any obligation on the Indenture Parties or the Initial Purchasers;
        such Initial Purchaser understands that the transfer restrictions and the other provisions set forth in the Time of Sale Memorandum and the Offering Memorandum under the headings "Notice to Investors" and "Purchase and Transfer Restrictions", including the legend required thereby, shall apply to the Notes.
      Each Initial Purchaser severally and not jointly, represents, warrants and covenants to the Indenture Parties and the Company that:
        such Initial Purchaser is a Qualified Institutional Buyer and a Qualified Purchaser; and
        such Initial Purchaser will solicit offers for such Notes only from and will offer and sell or otherwise transfer such Notes only to persons that it reasonably believes to (A) be both Qualified Institutional Buyers and Qualified Purchasers purchasing for their own account or for the account of Qualified Institutional Buyers/Qualified Purchasers as to which the purchasers exercise sole investment discretion in transactions meeting the requirements of Rule 144A and (B) in purchasing such Notes, be able to (and are deemed to) have represented and agreed as provided in the Time of Sale Memorandum and the Offering Memorandum under the headings "Notice to Investors" and "Purchase and Transfer Restrictions", including the legend required thereby.
      Subsequent Initial Purchaser Notification. Each Initial Purchaser will inform persons acquiring Notes from such Initial Purchaser that the Notes have not been and will not be registered under the Securities Act, are being sold to such persons without registration under the Securities Act in reliance on Rule 144A, and may be offered, sold, pledged or otherwise transferred only to persons that are both Qualified Institutional Buyers and Qualified Purchasers and are able to represent as set forth in the Time of Sale Memorandum and the Offering Memorandum under the captions "Notice to Investors" and "Purchase and Transfer Restrictions".
    . Indemnification.
      Indemnification of the Initial Purchaser. The Company and the Indenture Parties, severally and not jointly, agree to indemnify and hold harmless each Initial Purchaser, its directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act as follows:
        against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Memorandum (or any amendment or supplement thereto), the pricing terms or any writings that the parties expressly agree in writing to treat as part of the Time of Sale Memorandum, if any, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
        against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 9(d) hereof) any such settlement is effected with the written consent of the Issuer and the Company if applicable; and
        against any and all expense whatsoever (including the reasonable fees and disbursements of counsel chosen by such Initial Purchaser), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

      provided, however, that this indemnity does not apply (x) to an Initial Purchaser for any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any written information furnished by such Initial Purchaser expressly for use in the Time of Sale Memorandum (or any amendment or supplement thereto), the pricing terms or any writings that the parties expressly agree in writing to treat as part of the Time of Sale Memorandum, if any, which information is specified in the Initial Purchasers Information Letter or (y) any claim for indemnity made by an Initial Purchaser against the Company or the Issuer, only to the extent such claim has previously been satisfied by the Indenture Parties or the Company, respectively, pursuant to the terms of this Section 9.

      Indemnification of Company and Indenture Parties. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Indenture Parties, their directors, officers, and each person, if any, who controls any of the Indenture Parties or the Company within the meaning of Section 15 of the Securities Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 9(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Time of Sale Memorandum (or any amendment or supplement thereto), the pricing terms or any writings that the parties expressly agree in writing to treat as part of the Time of Sale Memorandum, if any, in reliance upon and in conformity with written information furnished by such Initial Purchaser expressly for use in the Time of Sale Memorandum (or any amendment or supplement thereto), the pricing terms or any writings that the parties expressly agree in writing to treat as part of the Time of Sale Memorandum, if any, which information is specified in the Initial Purchasers Information Letter.
      Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 9(a) hereof, counsel to the indemnified parties shall be selected by the applicable Initial Purchaser(s) and, in the case of parties indemnified pursuant to Section 9(b) hereof, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

      No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 or Section 10 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party, prior to the date of execution of any such settlement agreement, (1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable, and (2) provides written notice to the indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses.
    . Contribution.

    If the indemnification provided for in Section 9 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Issuer, on the one hand, and the applicable Initial Purchaser(s), on the other hand, from the offering of the Notes that were the subject of the claim for indemnification or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Issuer, on the one hand, and the applicable Initial Purchaser(s), on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

    The relative benefits received by the Company and the Issuer, on the one hand, and the applicable Initial Purchaser(s), on the other hand, in connection with the offering of the Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions, with respect to the Issuer and the Company, as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Issuer, bears to the aggregate initial offering price of such Notes and, with respect to the applicable Initial Purchasers, the total discount or commission received by the applicable Initial Purchaser(s), as the case may be, bears to the aggregate initial offering price of such Notes.

    The relative fault of the Company and the Issuer, on the one hand, and the applicable Initial Purchaser(s), on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Issuer, on the one hand, or by the applicable Initial Purchaser(s), on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The parties agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 10 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

    Notwithstanding the provisions of this Section 10, (i) no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Initial Purchaser in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, in connection with an offering of Notes purchased from the Issuer by two or more Initial Purchasers as principal, the respective obligations of such Initial Purchasers to contribute pursuant to this Section 10 are several, and not joint, in proportion to the aggregate principal amount of Notes that each such Initial Purchaser has agreed to purchase from the Issuer.

    For purposes of this Section 10, each director, officer and person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Initial Purchaser, and each director, officer and trustee (if applicable) of the Issuer or the Company, as applicable, and each person, if any, who controls the Company or the Issuer within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or the Issuer, as applicable.

    The contribution provision contained in this Section 10 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Initial Purchaser(s), its officers or directors or any person controlling any Initial Purchaser(s) or by or on behalf of the Issuer or the Company, their respective officers or directors or any person controlling the Issuer or the Company and (ii) acceptance of any payment of any of the Notes.

    . Payment of Expenses.

    The Issuer will pay all Issuance and Maintenance Expenses under this Agreement and any applicable Terms Agreement, including:

      The preparation, printing and delivery of the Time of Sale Memorandum and the Offering Memorandum and any amendments or supplements thereto;
      The preparation, printing and delivery of the Program Documents;
      The preparation, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes;
      The fees and disbursements of the Company's and Indenture Parties' accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) and of the Indenture Trustee and their counsel;
      The reasonable fees and disbursements of counsel to Morgan Stanley & Co. Incorporated and Citigroup Global Markets, Inc. as co-arrangers of the Program, incurred in connection with (i) establishment of the Program and (ii) the preparation or review of any of the Program Documents;
      Unless otherwise agreed, the reasonable fees and disbursements of counsel to the applicable Initial Purchaser(s) incurred from time to time in connection with the transactions contemplated hereby; and
      Any reasonable advertising and other reasonable out of pocket expenses of the Initial Purchasers incurred with the prior written approval of the Company and Issuer.
    . Representations, Warranties and Agreements to Survive Delivery.

    All representations, warranties and agreements contained in this Agreement, in certificates of officers of the Company or in Indenture Parties Certificates submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers, its directors, officers or any controlling person of the Initial Purchasers, or by or on behalf of the Company or the Issuer, its directors, officers, trustees or any controlling persons of the Company or the Issuer, respectively, and shall survive each delivery of and payment for the Notes.

    . Termination.
      Termination of this Agreement. This Agreement (excluding any agreement by one or more Initial Purchasers to purchase Notes from the Issuer) may be terminated for any reason, at any time by the Company, the Issuer, or an Initial Purchaser, as to itself, upon the giving of thirty (30) days' prior written notice of such termination to the other parties hereto.
      Termination of Terms Agreement to Purchase Notes as Principal. The applicable Initial Purchaser(s) (which shall be the bookrunning lead manager(s) in connection with a syndicated issue) may terminate any Terms Agreement pursuant to which such Initial Purchaser(s) shall have agreed to purchase any Notes from the Issuer, immediately upon notice to the Issuer, at any time on or prior to the Settlement Date relating thereto, if (i) there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Time of Sale Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its Subsidiaries considered as one enterprise, or of the Indenture Parties, whether or not arising in the ordinary course of business, (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development or event involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Initial Purchaser(s) (which shall be the bookrunning lead manager(s) in connection with a syndicated issue), impracticable or inadvisable to market such Notes or enforce contracts for the sale of such Notes, (iii) trading in any securities of the Company or the Issuer has been suspended or materially limited by the SEC or a national securities exchange or other securities exchange upon which securities of the Company or the Issuer are listed, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the SEC, the NASD or any other governmental authority or (iv) a banking moratorium has been declared by either Federal or New York authorities.
      General. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) if at the time of termination (a) any Initial Purchaser shall own any Notes purchased by it from the Issuer or (b) an offer to purchase any of the Notes has been accepted by the Issuer but the time of delivery to the Initial Purchaser(s) of such Notes relating thereto has not occurred, the covenants set forth in Section 5 and Section 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the provisions of Section 11 hereof, the indemnity and contribution agreements set forth in Section 9 and Section 10 hereof, and the provisions of Section 12, Section 15 and Section 16 hereof shall remain in effect.
    . Notices.

    Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

    If to the Company:

    Sun Life Assurance Company of Canada (U.S.)
    Office of General Counsel

    One Sun Life Executive Park

    Wellesley Hills, MA 02481

    Attention: General Counsel
    Telecopy No.: (781) 237-6030

    If to the Issuer:

    Sun Life Financial Global Funding II, L.P.,

    c/o

    Sun Life Assurance Company of Canada (U.S.)
    Office of General Counsel

    One Sun Life Executive Park

    Wellesley Hills, MA 02481

    Attention: General Counsel
    Telecopy No.: (781) 237-6030

    If to the ULC:

    Sun Life Financial Global Funding II, U.L.C.

    c/o

    Sun Life Assurance Company of Canada (U.S.)
    Office of General Counsel

    One Sun Life Executive Park

    Wellesley Hills, MA 02481

    Attention: General Counsel
    Telecopy No.: (781) 237-6030

    If to the LLC:

    Sun Life Financial Global Funding II, L.L.C.,

    c/o

    Sun Life Assurance Company of Canada (U.S.)
    Office of General Counsel

    One Sun Life Executive Park

    Wellesley Hills, MA 02481

    Attention: General Counsel
    Telecopy No.: (781) 237-6030

    If to the Initial Purchasers:

    To each Initial Purchaser at the address specified in Schedule I.

    or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 14.

    . Parties.

    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Section 9 and Section 10 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

    . GOVERNING LAW; FORUM.

    THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH OR ARISING UNDER THIS AGREEMENT MAY BE BROUGHT IN THE STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK

    . Effect of Headings.

    The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

    . Counterparts.

    This Agreement may be executed in one or more counterparts, and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

    . Entire Agreement.
      This Agreement, together with any applicable Terms Agreement, any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of each Tranche of Notes, represents or will represent the entire agreement among the Indenture Parties, the Company and the Initial Purchasers with respect to the preparation of the Basic Offering Memorandum, the Time of Sale Memorandum, the Offering Memorandum, the conduct of the offering and the purchase and sale of each Tranche of Notes.
      The Indenture Parties and the Company each acknowledge and agree that in connection with the offering of each Tranche of Notes, including the determination of the offering price of such Notes and any related discounts and commissions: (a) the Initial Purchasers have acted at arm's-length, are not agents of, and owe no fiduciary duties to, the Indenture Parties or the Company or any other person, (b) the Initial Purchasers owe the Indenture Parties and the Company only those duties and obligations set forth in this Agreement and (c) the Initial Purchasers may have interests that differ from those of the Indenture Parties or the Company. The Indenture Parties and the Company waive to the full extent permitted by applicable law any claims they may have, jointly or severally, against the Initial Purchasers arising from an alleged breach of fiduciary duty in connection with the offering of each Tranche of Notes.
    . Amendments.

    This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company, the Indenture Parties and the Initial Purchasers. The Issuer may from time to time nominate any institution as a new Initial Purchaser hereunder either in respect of the Program generally or in relation to a particular Series or Tranche of Notes only; in which event, upon execution by such institution of the Terms Agreement, in the terms or substantially in the form of Exhibit A, such institution shall become a party hereto, subject as provided below, with all the authority, rights, powers, duties and obligations of an Initial Purchaser as if originally named as an Initial Purchaser hereunder; provided that, in the case of an institution which has become an Initial Purchaser in relation to a particular Tranche of Notes, following the issue of the relevant Notes, the relevant new Initial Purchaser shall have no further authority rights, powers, duties or obligations except such as may have accrued or been incurred prior to, or in connection with, the issue of such Tranche of Notes (which includes but is not limited to any rights contained in Section 9, Section 10 and Section 11 of this Agreement).

    . Stabilization.

The Initial Purchaser(s) may, to the extent permitted by applicable law, over-allot and effect transactions in any over-the-counter market or otherwise in connection with the distribution of the Notes with a view to supporting the market price of Notes at a level higher than that which might otherwise prevail for a limited period; provided, however, there is no such obligation on the Initial Purchaser(s) to do so. Such transactions, if commenced, may be discontinued at any time and must be brought to an end after a limited period. The Issuer and the applicable Initial Purchaser(s) hereby agree that in any jurisdiction where there can be only one stabilizing agent, the Initial Purchaser who may act as stabilizing agent will be set forth in the applicable Terms Agreement. In such circumstances, as between the Issuer, on one hand, and one or more Initial Purchasers, on the other hand, such Initial Purchaser(s) shall act as principal, and any loss resulting from stabilization shall be borne, and any profit arising therefrom and any sum received by such Initial Purchaser(s) shall be beneficially retained by such Initial Purchaser(s), as the case may be, for such Initial Purchasers' own account.

Very truly yours,

SUN LIFE FINANCIAL GLOBAL FUNDING II, L.P.
By:
Name:
Title:

By:
Name:
Title:

SUN LIFE FINANCIAL GLOBAL FUNDING II, U.L.C.
By:
Name:
Title:

By:
Name:
Title:

SUN LIFE FINANCIAL GLOBAL FUNDING II, L.L.C.
By:
Name:
Title:

By:
Name:
Title:

Sun Life Assurance COMPANY of Canada (U.S.)
By:
Name:
Title:

By:
Name:
Title:

Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
By:
Name:
Title:
CITIGROUP GLOBAL MARKETS INC.
By:
Name:
Title:
Banc of America Securities LLC
By:
Name:
Title:

LEHMAN BROTHERS INC.
By:
Name:
Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
By:
Name:
Title:

RBC CAPITAL MARKETS CORPORATION
By:
Name:
Title:

Credit Suisse SECURITIES (USA) LLC
By:
Name:
Title:

DEUTSCHE BANK SECURITIES INC.
By:
Name:
Title:

By:
Name:
Title:

Schedule I

Initial Purchasers
Banc of America Securities LLC 40 West 57th Street NY1-040-27-01 New York, NY 10019 Attn: Lily Chang Fax: 646-313-4805	Credit Suisse Securities (USA) LLC Eleven Madison Avenue New York, New York 10010-3629 Attn: Short and Medium-Term Product Group Fax: 212-743-5825
Deutsche Bank Securities Inc. 60 Wall Street New York, NY 10005-2836 Attn: Debt Capital Markets Fax: (212) 797-2202	Lehman Brothers Inc. 745 Seventh Avenue New York, New York 10019 Attention: Fixed Income Syndicate/Medium Term Note Desk Fax: 212 526 0943
Merrill Lynch, Pierce, Fenner & Smith 4 World Financial Center North Tower, 15th Floor New York, New York 10080 Attn: Global Transaction Management Group Fax: 212-449-1012	RBC Capital Markets Corporation One Liberty Plaza 165 Broadway New York, NY 10006-1404 Attn: Debt Capital Markets Fax: 212-428-3018

Exhibit A

Exhibit B

List of Company's Designated Subsidiaries
  Sun Life Insurance and Annuity Company of New York
  Independence Life and Annuity Company
  Clarendon Insurance Agency, Inc.
  Sun Capital Advisers, Inc.

Exhibit C

Exhibit D

Exhibit E

Exhibit F-1

Exhibit F-2

Exhibit F-3

Exhibit F-4

Exhibit F-5

Exhibit G

Exhibit H-1

Exhibit H-2

Exhibit H-3

Exhibit I-1

Exhibit I-2

Exhibit J

Exhibit K

Exhibit L